                                                         2002 SEMI-ANNUAL REPORT

                                                         April 30, 2002

The Turkish Investment Fund, Inc.

DIRECTORS AND OFFICERS
Barton M. Biggs
CHAIRMAN OF THE
BOARD OF DIRECTORS

Ronald E. Robison
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Thomas P. Gerrity
DIRECTOR

Gerard E. Jones
DIRECTOR

Joseph J. Kearns
DIRECTOR

Vincent R. McLean                           MORGAN STANLEY
DIRECTOR                            The Turkish Investment Fund, Inc.

C. Oscar Morong, Jr.
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Michael Nugent
DIRECTOR

Fergus Reid
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.


Morgan Stanley
Investment Management Inc.
Investment Adviser

                                               THE TURKISH INVESTMENT FUND, INC.

                                               OVERVIEW


LETTER TO SHAREHOLDERS

For the six months ended April 30, 2002, the Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 33.43% compared to 36.66% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). On April 30, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $5.82, repre-senting a 3.2% premium to the Fund's net asset value per share.

MARKET REVIEW

Turkey continued to outperform other major asset classes since rebounding from market lows on September 21, 2001. The equity market's +37.7% return was driven by an 18.7% appreciation of the Lira, continued progress with reform, specifically in the banking sector, a downward trend in real interest rates, increased Foreign Direct Investment inflows and improving economic data. The country's geo-strategic importance to the West continues to afford it a lifeline as evidenced by the latest International Monetary Fund support. After completing its first review of Turkey's economic program, the IMF approved the scheduled disbursement of one billion U.S. dollars in April 2002. The IMF expressed satisfaction with Turkey's macroeconomic adjustment and structural reform. The Turkish Lira, the best performing currency in the world, so far this year, has appreciated on optimism that additional loans from the IMF will help the country recover from an estimated 6.4% recession last year. As of this writing, Turkey reported an 18.7% March year-over-year rise in industrial production, the second largest increase in its history. This rebound in economic activity has increased optimism that fiscal targets will be met. Financials, the largest sector within the MSCI Turkey Index, led all gains returning 54.5% followed by consumer discretionary (+47.7%), consumer staples (+23.8%), materials (+26.7%) and telecommunications (+35.2%).

Global emerging market equities outperformed other asset classes posting a relatively strong 33.6% return, as measured by the Emerging Markets Free
Index, during the six months ending April 30, 2002 despite weakness in developed international markets. During this period under review, the emerging markets have outperformed both the developed international markets (MSCI EAFE, +3.2%) and the S&P 500 (+2.3%). Overall, emerging markets performance was supported by increasing evidence of a U.S. led economic recovery and positive economic data from select emerging market countries. The U.S. economy expanded by a better than expected 1.7% during the fourth quarter, reflecting stronger consumer demand and the largest government spending increase in recent history. A recent stream of figures, including data from the U.S. manufacturing and housing sector, have supported expectations that the U.S. economy is starting a broad based recovery from last year's mild recession.


Stock selection within financial and consumer discretionary sectors detracted from relative returns, while selection in materials added positively to the Fund's performance over the six months ended April 30, 2002. Sector allocations in information technology and telecom services detracted from the positive contributions in consumer staples, energy and industrials.

MARKET OUTLOOK

In the long term, the Turkish economy is expected to continue to benefit from lower real rates, a domestic debt profile and a rebound in European economic activity. However, with inflation falling and interest rates edging down, further structural reform progress will be key for continued market outperformance. Nevertheless, with a ten billion dollar IMF loan package in hand and progress with reform in the banking and public sectors, debt financing issues have decreased. Furthermore, Turkey's geopolitical importance to the West has increased since September 11, 2001 and it will likely receive more support in 2002 and beyond. GDP is expected to grow 3.0% in 2002 after falling 6.4% in 2001.

Sincerely,

/s/Ronald E. Robison

Ronald E. Robison
President and Director

              May 2002

--------------------------------------------------------------------------------
THE FUND ANNOUNCED IN FEBRUARY 2002, THAT IT WILL BE MANAGED BY MEMBERS OF THE EMERGING MARKETS TEAM WHICH INCLUDES NARAYAN RAMACHANDRAN, MANAGING DIRECTOR
AND ERIC J. CARLSON, VICE PRESIDENT.

                                               THE TURKISH INVESTMENT FUND, INC.

                                               April 30, 2002

INVESTMENT SUMMARY

Historical Information (Unaudited)


                                                            TOTAL RETURN (%)
                           -----------------------------------------------------------------------------
                               MARKET VALUE(1)           NET ASSET VALUE(2)              INDEX(3)
                           -----------------------------------------------------------------------------
                                         AVERAGE                   AVERAGE                       AVERAGE
                           CUMULATIVE     ANNUAL    CUMULATIVE      ANNUAL       CUMULATIVE       ANNUAL
--------------------------------------------------------------------------------------------------------
Year-to-Date                 32.07%          --         33.43%          --            36.66%           --
One Year                    -15.42       -15.42%       -20.91       -20.91%          -24.50        -24.50%
Five Year                    47.19         8.04         37.15         6.52           -10.92         -2.29
Ten Year                     38.17         3.29         57.20         4.63            61.84          4.93
Since Inception*            -17.76        -1.56        -20.31        -1.80            -4.41         -0.36

Past performance is not predictive of future performance.

[CHART]

Returns and Per Share Information

                                                               YEAR ENDED OCTOBER 31,                                    SIX MONTHS
                                                                                                                            ENDED
                                                                                                                          APRIL 30,
                                  1992      1993     1994     1995     1996    1997      1998    1999     2000     2001       2002
                                 -----     ------   ------   ------   ------  ------    ------  ------   ------   ------  ---------
Net Asset Value Per Share       $ 4.69    $ 9.41   $ 4.89    $ 5.93   $ 5.57   $ 8.74   $ 4.94   $ 9.52  $17.69   $  4.23   $ 5.64
Market Value Per Share          $ 6.00    $10.38   $ 6.88    $ 5.88   $ 5.38   $ 7.63   $ 4.31   $ 8.19  $13.38   $  4.41   $ 5.82
Premium/(Discount)                27.9%     10.3%    40.7%     -0.8%    -3.5%   -12.7%   -12.8%   -14.0%  -24.4%      4.3%     3.2%
Income Dividends                $ 0.07    $ 0.04   $ 0.12        --   $ 0.12   $ 0.14   $ 0.14   $ 0.12  $ 0.03   $    --   $ 0.00#
Capital Gains Distributions     $ 0.17        --       --        --       --       --       --       --      --   $  3.23        -
Fund Total Return(2)             -6.36%   102.39%  -47.61%    21.27%   -4.09%   60.76%  -42.39%   97.06%  86.09%   -67.47%   33.43%
Index Total Return(3)           -21.03%   156.26%  -45.26%    26.48%   -4.24%   87.70%  -50.28%   78.92%  56.80%   -67.78%   36.66%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International (MSCI) Turkey Index is an unmanaged index of common stocks.
*    The Fund commenced operations on December 5, 1989.
#    Amount is less than $0.01 per share.


FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY
Allocation of Total Investments

[CHART]

Equity Securities       99.0%
Short-Term Investments   1.0


Industries

[CHART]

Banks                                    25.4%
Insurance                                13.2
Construction Materials                   10.1
Automobiles                               6.8
Diversified Financials                    6.8
Household Durables                        6.0
Beverages                                 6.0
Media                                     4.7
Wireless Communication Services           3.8
Oil & Gas                                 3.0
Other                                    14.2




Ten Largest Holdings*

                                              PERCENT OF                                                      PERCENT OF
                                              NET ASSETS                                                      NET ASSETS
--------------------------------------------------------   -------------------------------------------------------------
1. Aksigorta AS                                  13.2%       6. Ford Otomotiv Sanayi AS                          5.8%
2. Yapi ve Kredi Bankasi AS                      13.1        7. Hurriyet Gazetecilik ve Matbaacilik AS           4.7
3. Akcansa Cimento AS                            10.1        8. Vestel Elektronik Sanayi ve Ticaret AS           3.9
4. Turkiye Garanti Bankasi AS                     7.6        9. Turkcell Iletisim Hizmetleri AS                  3.8
5. Anadolu Efes Biracilik ve Malt Sanayii AS      6.0       10. Tupras-Turkiye Petrol Rafinerileri AS            3.0
                                                                                                                -----
                                                                                                                71.2%
                                                                                                                =====

     *Excludes Short-Term Investments.

                                               THE TURKISH INVESTMENT FUND, INC.

                                               FINANCIAL STATEMENTS
                                               April 30, 2002 (Unaudited)

STATEMENT OF NET ASSETS

                                                           SHARES                      VALUE
                                                                                       (000)
--------------------------------------------------------------------------------------------
TURKISH COMMON STOCKS (99.6%)
(UNLESS OTHERWISE NOTED)
============================================================================================
AUTO COMPONENTS (1.1%)
  Brisa Bridgestone Sabanci
   Lastik Sanayi ve Ticaret
   AS                                                   9,394,000                     $  186

  Kordsa Sabanci Dupont
   Endustriyel Iplik ve Kord
   Bezi Sanayi ve Ticaret AS                           44,277,000                        191
--------------------------------------------------------------------------------------------
                                                                                         377
============================================================================================
AUTOMOBILES (6.8%)
  Ford Otomotiv Sanayi AS                             172,679,000 (a)                  1,964
  Tofas Turk Otomobil
   Fabrikasi AS                                        93,633,000 (a)                    338
--------------------------------------------------------------------------------------------
                                                                                       2,302
============================================================================================
BANKS (25.4%)
  Akbank TAS                                          283,363,600 (a)                    898
  Turkiye Garanti Bankasi AS                        1,371,004,047 (a)                  2,556
  Turkiye Is Bankasi AS                               126,100,000                        705
  Yapi ve Kredi Bankasi AS                          1,548,495,561 (a)                  4,446
--------------------------------------------------------------------------------------------
                                                                                       8,605
============================================================================================

BEVERAGES (6.0%)
  Anadolu Efes Biracilik ve
   Malt Sanayii AS                                      90,754,000                     2,030
============================================================================================
BUILDING PRODUCTS (3.0%)
  Trakya Cam Sanayii AS                               311,903,923                      1,012
============================================================================================
COMMUNICATIONS EQUIPMENT (2.2%)
  Netas Northern Electric
   Telekomunikasyon AS                                 31,295,000                        735
============================================================================================
CONSTRUCTION MATERIALS (10.1%)
  Akcansa Cimento AS                                  489,667,000                      3,432
============================================================================================
DIVERSIFIED FINANCIALS (6.8%)
  Alarko Holding AS                                    49,891,200                        847
  Haci Omer Sabanci Holding
    AS                                                157,200,000 (a)                    680
  Koc Holding AS                                       34,874,000                        767
--------------------------------------------------------------------------------------------
                                                                                       2,294
============================================================================================
ELECTRIC UTILITIES (1.8%)
  Ak Enerji Elektrik Uretimi
    Otoproduktor Grubu AS                              21,950,000 (a)                    598
============================================================================================
FOOD & DRUG RETAILING (0.9%)
  Migros Turk TAS                                       4,740,000                        304
============================================================================================
GAS UTILITIES (0.6%)
  Aygaz AS                                             24,040,000                        197
============================================================================================
HOUSEHOLD DURABLES (6.0%)
  Arcelik AS                                           76,000,000                     $  709
  Vestel Elektronik Sanayi ve
    Ticaret AS                                        537,775,000 (a)                  1,323
--------------------------------------------------------------------------------------------
                                                                                       2,032
============================================================================================
INDUSTRIAL CONGLOMERATES (2.2%)
  Enka Holding Yatirim AS                               9,664,000                        739
============================================================================================
INSURANCE (13.2%)
  Aksigorta AS                                        612,529,000                      4,476
============================================================================================
MEDIA (4.7%)
  Hurriyet Gazetecilik ve
    Matbaacilik AS                                    383,356,000 (a)                  1,601
============================================================================================
METALS & MINING (2.0%)
  Eregli Demir Ve Celik
    Fabrikalari TAS                                    52,150,000 (a)                    661
============================================================================================
OIL & GAS (3.0%)
  Tupras-Turkiye Petrol
    Rafinerileri AS                                   186,421,350                      1,015
============================================================================================
WIRELESS TELECOMMUNICATION SERVICES (3.8%)
  Turkcell Iletisim Hizmetleri
    AS                                                189,179,168 (a)                  1,270
============================================================================================
TOTAL TURKISH COMMON STOCKS
(Cost $36,497)                                                                        33,680
============================================================================================

                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.1%)
============================================================================================
REPURCHASE AGREEMENT (0.1%)
  J.P. Morgan Securities, Inc., 1.91%, dated
    4/30/02, due 5/1/02
--------------------------------------------------------------------------------------------
  (Cost $43)                                        $          43 (b)                     43
============================================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.9%)

(INTEREST BEARING DEMAND ACCOUNT)
============================================================================================
  Turkish Lira
  (Cost $317)                TRL                      414,664,887                        309
============================================================================================


    The accompanying notes are an integral part of the financial statements

                                                        AMOUNT           AMOUNT
                                                        (000)            (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
  (Cost $36,857)                                                       $  34,032
================================================================================
OTHER ASSETS (0.1%)
  Dividends Receivable                                 $ 35
  Other                                                   2                   37
================================================================================
LIABILITIES (-0.7%)
  Payable For:
   Custodian Fees                                       (45)
   Shareholder Reporting
     Expenses                                           (40)
  Professional Fees                                     (33)
  Investment Advisory Fees                              (26)
  Directors' Fees and
     Expenses                                           (22)
   Administrative Fees                                  (19)
  Other Liabilities                                     (57)                (242)
================================================================================
NET ASSETS (100.0%)
Applicable to 5,999,846 issued and
  outstanding $ 0.01 par value shares
  (30,000,000 shares authorized)                                       $  33,827
================================================================================
NET ASSET VALUE PER SHARE                                              $    5.64
================================================================================
AT APRIL 30, 2002, NET ASSETS CONSISTED OF:
  Common Stock                                                         $      60
  Paid-in Capital                                                         67,436
  Distributions in Excess of Net Investment Income                          (352)
  Accumulated Net Realized Loss                                          (30,559)
  Unrealized Depreciation on Investments and
     Foreign Currency Translations                                        (2,758)
================================================================================
TOTAL NET ASSETS                                                       $  33,827
================================================================================

(a)  - Non-income producing.
(b) - The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

     April 30, 2002 exchange rate - Turkish Lira (TRL)
     1,342,000 = $1.00

                                               THE TURKISH INVESTMENT FUND, INC.

                                               Financial Statements

STATEMENT OF OPERATIONS

                                                                                    SIX MONTHS ENDED
                                                                                      APRIL 30, 2002
                                                                                         (UNAUDITED)
                                                                                               (000)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $7 of foreign taxes withheld)                                           $    146
  Interest                                                                                        11
====================================================================================================
    TOTAL INCOME                                                                                 157
====================================================================================================
EXPENSES
  Investment Advisory Fees                                                                       164
  Shareholder Reporting Expenses                                                                  53
  Administrative Fees                                                                             52
  Professional Fees                                                                               38
  Custodian Fees                                                                                  32
  Transfer Agent Fees                                                                             20
  Directors' Fees and Expenses                                                                    13
  Other Expenses                                                                                  11
====================================================================================================
    TOTAL EXPENSES                                                                               383
====================================================================================================
     NET INVESTMENT LOSS                                                                        (226)
====================================================================================================
NET REALIZED LOSS ON:
  Investments                                                                                (10,167)
  Foreign Currency Transactions                                                                  (80)
====================================================================================================
   NET REALIZED LOSS                                                                         (10,247)
====================================================================================================
    CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                 19,139
  Foreign Currency Translations                                                                  (31)
====================================================================================================
    CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                            19,108
====================================================================================================
TOTAL NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                     8,861
====================================================================================================
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $  8,635
====================================================================================================


                                                               SIX MONTHS ENDED
                                                                 APRIL 30, 2002           YEAR ENDED
                                                                    (UNAUDITED)     OCTOBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                        (000)                (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)                                         $    (226)           $    371
  Net Realized Loss                                                      (10,247)            (20,939)
  Change in Unrealized Appreciation/Depreciation                          19,108             (41,886)
====================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        8,635             (62,454)
====================================================================================================
Distributions:
  In Excess of Net Investment Income                                         (26)                 --
  In Excess of Net Realized Gains                                             --             (19,635)
====================================================================================================
    TOTAL DISTRIBUTIONS                                                      (26)            (19,635)
====================================================================================================
Capital Share Transactions:
  Repurchase of Shares (84,460 and 29,500 shares, respectively)             (500)               (331)
====================================================================================================
  TOTAL INCREASE (DECREASE)                                                8,109             (82,420)
====================================================================================================
Net Assets:
  Beginning of Period                                                     25,718             108,138
----------------------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN
   EXCESS OF NET INVESTMENT INCOME OF
   $352 AND $100, RESPECTIVELY)                                        $  33,827            $ 25,718
====================================================================================================


The accompanying notes are an integral part of the financial statements.

                                               THE TURKISH INVESTMENT FUND, INC.
                                               April 30, 2002 (Unaudited)

SELECTED PER SHARE DATA AND RATIOS


                                                       SIX
                                                      MONTHS
                                                      ENDED
                                                     APRIL 30,                    YEAR ENDED OCTOBER 31,
                                                     ------------------------------------------------------------------------
                                                       2002           2001         2000         1999       1998         1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   4.23        $ 17.69     $   9.52     $  4.94    $  8.74      $  5.57
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                           (0.04)          0.06        (0.12)       0.05       0.14         0.18
Net Realized and Unrealized Gain (Loss) on
  Investments                                           1.45         (10.30)        8.03        4.58      (3.80)        3.13
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    1.41         (10.24)        7.91        4.63      (3.66)        3.31
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                                 0.00#            --        (0.03)      (0.12)     (0.14)       (0.14)
  In Excess of Net Realized Gain                          --          (3.23)          --          --         --           --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 0.00#         (3.23)       (0.03)      (0.12)     (0.14)       (0.14)
-----------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased              0.00#          0.01         0.29        0.07         --           --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $   5.64        $  4.23     $  17.69     $  9.52    $  4.94      $  8.74
=============================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD               $   5.82        $  4.41     $  13.38     $  8.19    $  4.31      $  7.63
=============================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                         32.07%        -55.14%       63.60%      94.34%    -42.36%       45.34%
  Net Asset Value (1)                                  33.43%        -67.47%       86.09%      97.06%    -42.39%      60.76%
=============================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)               $ 33,827        $25,718     $108,138     $62,476    $34,551      $61,616
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                 2.22%          1.94%        1.26%       1.96%      1.71%        1.91%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                           (1.31)%         0.83%       (0.57)%      0.66%      1.76%        2.57%
Portfolio Turnover Rate                                   75%           163%         155%        175%        68%          51%


(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of thestock and the net asset value of the Fund.
#    Amount is less than $0.01 per share.

                                               THE TURKISH INVESTMENT FUND, INC.
                                               April 30, 2002

NOTES TO FINANCIAL STATEMENTS

     The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all securities listed on the Istanbul Stock Exchange are valued at the last quoted sales price. Unlisted securities and listed securities not traded on valuation date for which market quotations are readily available are valued at the mean of current bid and asked prices obtained from reputable brokers. Securities purchased with remaining maturities of sixty days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. Currently, the Fund is not subject to Turkish taxes.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     -investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

     -investment transactions and investment income at the pre- vailing rate of exchange on the dates of such transactions.


     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited provide investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund's first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: The JPMorgan Chase Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the six months ended April 30, 2002, the Fund made purchases and sales totaling $25,347,330 and $26,294,426 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At April 30, 2002, the U.S. Federal income tax cost basis of securities was $36,540,000 and accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $2,817,000, of which $1,970,000 related to appreciated securities and $4,787,000 related to depreciated securities. At October 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $15,548,000, available to offset future capital gains, which will expire on October 31, 2009.

     A substantial portion of the Fund's net assets consists of equity securities of Turkish companies denominated in Turkish Lira which may subject the Fund to investment risks not normally associated with investing in securities of U.S. corporations, including volatility and illiquidity of the Turkish securities markets and fluctuation in the value of the Turkish lira against the U.S. dollar which are influenced in part by the high inflation rate in Turkey.

     Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions will be treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury

     Bills, as defined under the Plan. At April 30, 2002, the deferred fees payable under the plan totaled $22,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

     During the six months ended April 30, 2002, the Fund incurred $36,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

     On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the six months ended April 30, 2002, the Fund has repurchased 84,460 of its shares at an average discount of 5.41% from net asset value per share. From the inception of the program through April 30, 2002, the Fund has repurchased 1,046,710 of its shares at an average discount of 19.05% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

                                               THE TURKISH INVESTMENT FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Turkish Investment Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353